UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2002

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-11098 (Commission File Number)	94-2447045 (IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California (Address of principal executive offices)	95035 (Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5:  Other Events.

     On October 21, 2002, Solectron Corporation issued a press release announcing that it has agreed with Lucent Technologies, Inc. to unwind their outsourcing and asset-purchase transaction involving Lucent’s optical networking system.

     A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7:  Financial Statements and Exhibits.

     (c)  Exhibits:

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated October 21, 2002 relating to Solectron and Lucent Technologies to unwind optical systems transaction

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 23, 2002	Solectron Corporation

/s/ Kiran Patel Kiran Patel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated October 21, 2002 relating to Solectron and Lucent Technologies to unwind optical systems transaction